SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WELLS FARGO UTILITIES AND HIGH INCOME FUND
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a) Title of each class of securities to which transaction applies:
(b) Aggregate number of securities to which transaction applies:
(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d) Proposed maximum aggregate value of transaction:
(e) Total fee paid:
[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a) Amount Previously Paid: ______________
(b) Form, Schedule or Registration Statement No.: ____
(c) Filing Party: ______________________
(d) Date Filed: _______________________

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Proxy Statements for Change of Control

Shareholder proxy statements for change of control of WFAM

On June 7, Wells   Fargo   Asset Management ("'WFAM") made definitive proxy statement filingswith the SEC   for the Wells Fargo Fundsin preparation for the changeof control of WFAM that will occuras part of the previously announced transit ion to new ownership. This change of control will result in the automatic termination of each fund's investment management and sub-advisory agreements. In order to continue the operations of the funds,the funds are required to seek shareholder approval of new investment management and sub-advisory agreements.

The 13 proxy statement filings can be downloaded from the following table.

Change of Control proxy statement                                Applicable funds

1. Target date funds (PDF)
Wells Fargo Dynamic Target TodayFund
Wells Fargo Dynamic Target 2015 Fund
Wells Fargo Dynamic Target 2020 Fund
Wells Fargo Dynamic Target2025 Fund
Wells Fargo Dynamic Target 2030 Fund
Wells Fargo Dynamic Target 2035 Fund
Wells Fargo Dynamic Target2040 Fund
Wells Fargo Dynamic Target 2045 Fund
Wells Fargo Dynamic Target2050 Fund
Wells Fargo Dynamic Target 2055 Fund
Wells Fargo Dynamic Target 2060 Fund
Wells Fargo Target Today Fund
Wells Fargo Target 2010 Fund
Wells Fargo Target2015 Fund
Wells Fargo Target 2020 Fund
Wells Fargo Target 2025 Fund
Wells Fargo Target 2030 Fund
Wells Fargo Target 2035 Fund
Wells Fargo Target 2040 Fund
Wells Fargo Target 2045 Fund
Wells Fargo Target 2050 Fund
Wells Fargo Target 2055 Fund
Wells Fargo Target 2060 Fund

2. Master feeder funds (PDF)
Wells Fargo C&B Large Cap Value Fund
Wells Fargo Core Bond Fund
Wells Fargo Emerging Growth Fund
Wells Fargo Index Fund
Wells Fargo Real Return Fund
Wells Fargo Small Company Growth Fund
Wells Fargo Small Company Value Fund

3. Money marketfunds (PDF)
Wells Fargo C&B Large Cap Value Fund
Wells Fargo Core Bond Fund
Wells Fargo Emerging Growth Fund
Wells Fargo 100% Treasury Money Market Fund
Wells Fargo Government Money Market Fund
Wells Fargo Heritage Money Market Fund
Wells Fargo Money Market Fund
Wells Fargo Municipal Cash Management MoneyMarket Fund
Wells Fargo National Tax-FreeMoney Market Fund
Wells Fargo Treasury Plus Money Market Fund

4. CoreBuilder SeriesM (PDF)
Wells Fargo Managed Account CoreBuilder Shares – Series M

5. Manager of managers funds (PDF)
Wells Fargo Absolute Return Fund
Wells Fargo Core Plus Bond Fund
Wells Fargo Growth Balanced Fund
Wells Fargo Moderate Balanced Fund
Wells Fargo Specialized Technology Fund
Wells Fargo Spectrum Aggressive Growth Fund
Wells Fargo Spectrum Moderate Growth Fund

6. Post -2015 funds (PDF)
Wells Fargo Alternative Risk Premia Fund
Wells Fargo Global Investment Grade Credit Fund
Wells Fargo Low Volatility U.S. Equity Fund
Wells Fargo Municipal Sustainability Fund
Wells Fargo Special International Small Cap Fund

7. Various funds (PDF)
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Spectrum Income Allocation Fund
Wells Fargo Spectrum Growth Fund
Wells Fargo Spectrum Conservative Growth Fund
Wells Fargo Ultra Short -Term Income Fund
Wells Fargo Utility and Telecommunications Fund

8. Various funds (PDF)
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax- Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined SmallCap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap GrowthFund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large CompanyValue Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega GrowthFund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large CompanyGrowth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short -Term MunicipalIncome Fund
Wells Fargo Wisconsin Tax-Free Fund

9. VT funds (PDF)
Wells Fargo VT Discovery Fund
Wells Fargo VT Index Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo VT Omega Growth Fund
Wells Fargo VT Opportunity Fund
Wells Fargo VT SmallCap Growth Fund

10. Multi-Sector Income Fund (PDF)
Wells Fargo Multi-Sector Income Fund

11. Utilities and High Income Fund (PDF)
Wells Fargo Utilities and High Income Fund

12. Global Dividend Opportunity Fund (PDF)
Wells Fargo Global Dividend Opportunity Fund

13. Income Opportunities Fund (PDF)
Wells Fargo Income Opportunities Fund

Additional information and where to find it

This is not an offer to sell ora solicitation of an offerto buy shares of any investment company, nor is it a solicitation of any proxy. In connection with the proposed transactions, the funds filed adefinitive proxystatement with the U.S.Securities and Exchange Commission (SEC)on June 7, 2021. All shareholders of record as of May 28, 2021, will be mailed a proxy statement and ballot in June 2021. All shareholders are advised to read the proxy statement in its entiretybecause it contains important information about the proposed investment management and sub-advisory agreements, the funds,the Transaction, fees, expenses, risk considerations, and theinterest s of certain personsin the Transaction and related matters.Fund shareholders may obtain a free copyof the proxy statement and other documents filed by the funds with the SEC at the SECs website, www.sec.gov.Free cop ies of the proxy statement may be obtainedat the funds' website, www.wfam.com,or by directing a request by phone to 1-800-222-8222, or by mail to Wells Fargo Funds, P.O. Box 21996, Kansas City, MO 64121-9967. In addition to the proxy statement, the funds file annual and semi-annual reportsand other information with the SEC. Free copiesof such reports may be obtained at the funds' website, www.wfam.com, or by directing a request by phone to 1-800-222-8222, or by mail to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967. You m ay also read and copy any reports, statements, or other information fi led by funds at the SEC's public referencerooms at 100 F Street,N.E., Washington, D.C., 20549 -0102.Please call the SEC at 1 -800-SEC-0330 for further information on the public reference rooms. Filings made with the SEC by the funds are also available t o t he public from commercial document retrieval services and at the website maintained by the SEC at sec.gov.

Participants in the solicitation

The funds and theirrespective directors, executive officers, and certain membersof their management and other employees may be soliciting proxies from shareholders in favorof the transaction and otherrelated matters. Information aboutpersons who may be considered participants in the solicitation of the funds' shareholders under the rules of the SEC will be in the proxy statement.

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This section of the website is intended for an Institutional and/or Investment Professional audience and not for the retail public.

Wells Fargo Asset Management (WFAM) is the tradename for certain investment advisory/management firms owned by Wells Fargo &Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells FargoFunds Management. LLC.Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor. LLC (a broker dealer and Member FINRA).Research our firms with FINRA's Broker Check.

This website is for informational and educational purposesonly and is intendedfor a U.S. audience only. This website and the information contained in it are not and shouldnot be considered investment advice a solicitation offer or recommendation to sell or buy any specificinvestment strategy or plan. Wells Fargo Funds are offered by prospectus and only to residents of the United States. Wells Fargo does not controlor endorse and is not responsible for third-party websitesto which this site links.

For an accessible version of any PDF listed on this site, pleasecontact us at 1-800-222-8222.

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